                                                                   EXHIBIT 10.10
                             BRIDGE LOAN AGREEMENT
                                     NO. __


     THIS BRIDGE LOAN AGREEMENT (this "Agreement") is dated as of September __, 1996, by and between Fieldworks, Incorporated, a Minnesota corporation (the "Company"), and ________ (the "Investor").

                                   RECITALS:

          (a) Whereas, the Company needs cash to fund its operations until such time as it can complete a debt or equity financing; and

          (b) Whereas, the Investor desires to lend funds to the Company on the terms and conditions set forth in this Agreement; and

          (c) Whereas, other investors ("Other Investors") may lend funds to the Company on terms and conditions equivalent to those set forth in this Agreement.

     Accordingly, in consideration of the foregoing, the mutual promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Loan/Promissory Note.  The Investor agrees to lend to the Company
          --------------------
$_____ and the Company agrees to deliver to the Investor a promissory note, in the form attached hereto as Exhibit A (the "Note"), in a like amount. The
                            ---------
delivery of the Note shall be made concurrently with delivery of funds to the Company in the amount set forth above.

     2.   Warrants.  In consideration of the loan, the Company shall issue to
          --------
the Investor, concurrently with delivery of the Note, a warrant, in the form attached hereto as Exhibit B (the "Warrant"), to purchase that number of shares
                   ---------
of Common Stock of the Company as provided in the Warrant. The shares of Common Stock issuable upon exercise of the Warrants are referred to hereinafter as the "Warrant Stock."

     3.   Repayment.  All outstanding principal and accrued interest on the Note
          ---------
shall be due and payable on the date 180 days from the date hereof, provided,
                                                                    ---------
however, that notwithstanding the foregoing, the Note shall be payable in full
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within thirty (30) days after the effective date (the "Effective Date") of any
Registration Statement. Except in the event a Registration Statement is filed and declared effective, the Note may not be prepaid.

     4.   Restrictions on Transfer.  The Note, Warrant and Warrant Stock shall
          ------------------------
be subject to certain restrictions on transfer identified in the Note and Warrant.

     5.   Representations and Warranties of the Company.  The Company represents
          ---------------------------------------------
and warrants to the Investor that this Agreement has been duly authorized by all necessary corporate action on behalf of the Company, has been duly executed and delivered by an authorized officer of the Company, and is a valid and binding agreement on the part of the Company. All corporate action necessary to the authorization, issuance, and delivery of the Note, the Warrant, and the Warrant Stock (collectively, a "Unit") has been taken on or prior to the date hereof.

     6.   Representations and Warranties of the Investor.  The Investor
          ----------------------------------------------
represents and warrants to the Company as follows:

          (a) That the Investor is in a financial position to hold the Units for an indefinite period of time and is able to bear the economic risk and withstand a complete loss of the Investor's investment in the Units;

          (b) That the Investor believes the Investor, either alone or with the assistance of the Investor's own professional advisor, has such knowledge and experience in financial and business matters that the Investor is capable of reading and interpreting financial statements and evaluating the merits and risks of the prospective investment in the Units and has the net worth to undertake such risks;

          (c) That the Investor has obtained, to the extent the Investor deems necessary, the Investor's own personal professional advice with respect to the risks inherent in the investment in the Units and the suitability of an investment in the Units in light of the Investor's financial condition and investment needs;

          (d) That the Investor believes that the investment in the Units is suitable for the Investor based upon the Investor's investment objectives and financial needs, and the Investor has adequate means for providing for the Investor's current financial needs and personal contingencies and has no need for liquidity of investment with respect to the Units;

          (e) That the Investor has been given access to full and complete information regarding the Company and has utilized such access to the Investor's satisfaction for the purpose of obtaining information and, particularly, the Investor has either attended or been given reasonable opportunity to attend a meeting with representatives of the Company for the purpose of asking questions of, and receiving answers from, such representatives concerning the Company and to obtain any additional information, to the extent reasonably available, necessary to verify the accuracy of information provided to the Investor;

          (f) That the Investor recognizes that an investment in the Units involves a high degree of risk, including, but not limited to, the risk of economic losses from operations of the Company;

          (g) That the Investor recognizes that in addition to the proceeds from the sale of Units, the Company will require additional financing to fund current and proposed operations, and there can be no assurances that additional financing can be obtained;

          (h) That the Investor realizes that (i) the purchase of the Units is a long-term investment; (ii) the purchaser of the Units must bear the economic risk of investment for an indefinite period of time because the Notes, Warrants and Warrant Stock have not been registered under the Securities Act or under the securities laws of any state and, therefore, none of such securities can be sold unless they are subsequently registered under said laws or exemptions from such registrations are available; (iii) the Investor may not be able to liquidate the Investor's investment in the event of an emergency or pledge any of such securities as collateral for loans; and (iv) the transferability of such securities is restricted and
     (A) requires the written consent of the Company, and (B) legends will be placed on the Notes and Warrants referring to the applicable restrictions on transferability.

          (i) That the Investor certifies, under penalties of perjury, that the Investor is NOT subject to the backup withholding provisions of Section 3406(a)(i)(C) of the Internal Revenue Code of 1986, as amended (Note: You are subject to backup withholding if (i) you fail to furnish your Social Security number or taxpayer identification number herein; (ii) the Internal Revenue Service notifies the Company that you furnished an incorrect Social Security number or taxpayer identification number; (iii) you are notified that you are subject to backup withholding; or (iv) you fail to certify that you are not subject to backup withholding or you fail to certify your Social Security number or taxpayer identification number);

          (j) That the Investor is a bona fide resident of, is domiciled in, and received the offer and made the decision to invest in the Units in, the state set forth on the signature page below under "Addresses" and that the Units are being purchased by the Investor in the Investor's name solely for the Investor's own beneficial interest and not as nominee for, or on behalf of, or for the beneficial interest of, or with the intention to transfer to, any other person, trust or organization.

     7.   Accredited Investor.  The Investor represents and warrants that the
          -------------------
Investor is an "accredited investor" as defined in Rule 501(a) of Regulation D of the Securities Act, because the Investor meets at least one of the following criteria (please check one or more, as applicable):

[_] (a) The Investor is a natural person whose individual net worth, or joint net worth with his or her spouse, exceeds $1,000,000 at the time of the Investor's purchase; or

[_] (b) The Investor is a natural person who had an individual income in excess of $200,000 in each of the two most recent years (1994 and 1995) or joint income with the Investor's spouse in excess of $300,000 in each of those years and who reasonably expects to reach the same income level in the current year (1996); or

[_] (c) The Investor is a corporation, Massachusetts or similar business trust, partnership or an organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specified purpose of acquiring the Units, with total assets in excess of $5,000,000; or

[_] (d) The Investor is (i) a bank as defined in its political subdivisions, or any agency or Section 3(a)(2) of the Securities Act, or any instrumentality of a state or its political savings and loan association or other subdivisions, for the benefit of its employees, institution as defined in Section 3(a)(5)(A) of if such plan has total assets in excess of the Securities Act whether acting in its $5,000,000, or (vii) an employee benefit plan individual or fiduciary capacity, (ii) a broker within the meaning of the Employee Retirement or dealer registered pursuant to Section 15 of Income Security Act of 1974, if the investment the Securities Exchange Act of 1934, (iii) an decision is made by a plan fiduciary, as insurance company as defined in Section 2(13) defined in Section 3(21) of such Act, which of the Securities Act, (iv) an investment plan fiduciary is either a bank, savings and company registered under the Investment Company loan association, insurance company or Act of 1940 or a business development company registered investment advisor, or if the as defined in Section 2(a)(48) of such Act, (v) employee benefit plan has total assets in a Small Business Investment Company licensed by excess of $5,000,000 or, if a self directed the U.S. Small Business Administration under plan, with investment decisions made solely by
          Section 301(c) or (d) of the Small Business persons who are accredited investors; or Investment Act of 1958, (vi) a plan established or maintained by a state,

[_]  (e)  The Investor is a private business development company as defined in
          Section 202(a)(22) of the Investment Advisors Act of 1940; or

[_] (f) The Investor is a director, executive officer or general partner of the Company, or a director, executive officer or general partner of a general partner of the Company; or

[_] (g) The Investor is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Units, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D of the Securities Act (IF ONLY THIS RESPONSE IS CHECKED, please contact the Company to receive and complete an information statement before this subscription can be considered by the Company); or

[_] (h) The Investor is any entity in which all of the equity owners are accredited investors. (NOTE: Not available with respect to an irrevocable trust.)

If this purchase is made on behalf of any entity other than a natural person, Investor certifies that (i) the entity was not formed for the purpose of making this investment, (ii) the undersigned is empowered and duly authorized by the entity to execute and carry out the terms of this Agreement and to purchase and hold the Units, and (iii) this Agreement has been duly and validly executed on behalf of the entity and constitutes a legal and binding obligation of the entity.

     8.   Other.
          -----

          (a) This Agreement and the rights and obligations of the parties hereunder shall not be assignable, in whole or in part, by any party without the prior written consent of the other party, and neither this Agreement nor any provision hereof may be amended, modified, waived or discharged without the written consent of the party against whom enforcement of such amendment, modification, waiver, or discharge is sought.

          (b) This Agreement, including the exhibits attached hereto, constitutes the entire agreement of the parties relative to the subject matter hereof and supersedes any and all other agreements and understandings, whether written or oral, relative to the matters discussed herein.

          (c) This Agreement shall be construed and enforced in accordance with the laws of the State of Minnesota, except for its rules relating to conflicts of law.

          (d) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (e) This Agreement shall be binding on the Company, and the Company shall be deemed to have accepted the subscription for the Units hereunder, only upon execution of this Agreement by the Company.

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date set forth above.



INVESTOR:                                   FIELDWORKS, INCORPORATED


____________________________                By_______________________________

   Its ______________________________________________________________________


____________________________
(If more than one Investor)

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                             INVESTOR INFORMATION

________________________________________________________________________________
Name (Typed or Printed)

     ___________________________________________________________________

________________________________________________________________________
     (If more than one Investor) (Please indicate JTWROS or TIC)

________________________________________________________________________________

Addresses

     (i)  Address of Investor's Domicile and Bona Fide Residence:

     ___________________________________________________________________
     Street

     ___________________________________________________________________
     City, State and Zip Code

     (ii) Address to Which Correspondence Should be Directed (if different from above):

     ____________________________________________________________________
     Street

     ____________________________________________________________________
     City, State and Zip Code

________________________________________________________________________________

Social Security or Tax ID Number (Both if grantor trust or partnership):________

________________________________________________________________________________

________________________________________________________________________________

Telephone Number: ____________________
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